Exhibit 99.1

NYSE American: CTO 3rd QUARTER 2019 INVESTOR PRESENTATION A BELLWETHER MOMENT Celebrating 50 Years as a Public Company – Closing Bell Ceremony at the NYSE

FORWARD LOOKING STATEMENTS CONSOLIDATED TOMOKA If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the following: closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof; the estimate of the cost of completing improvements affiliated with certain investments; the impact of permitting or other transactional activities on the total estimated gain for land sales, as well as the timing of the recognition of such gains;, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions; the risks associated with development activities including potential tax ramifications; the ability to execute share repurchase transactions; the completion of 1031 transactions; the ability for the Company to convert to a real estate investment trust; the costs of improvements for the Golf Operations assets; the ability to achieve certain leasing activity including the timing and terms thereof; the Company’s determination to pay future dividends; as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. 2 ENDNOTE REFERENCES (A) THROUGH (J) USED THROUGHOUT THIS PRESENTATION ARE FOUND ON SLIDE 29

CTO SNAPSHOT CONSOLIDATED TOMOKA Our Current Scorecard 3 CASH/1031 RESTRICTED CASH MULTI-TENANT PORTFOLIO $105.1mm COMMERCIAL LOAN INVESTMENTS (1) SINGLE-TENANT PORTFOLIO MINERAL INTERESTS LAND JV MITIGATION BANK JV DOWNTOWN DAYTONA LAND ASSEMBLAGE TOTAL DEBT SHARES OUTSTANDING EQUITY MARKET CAP (@10.16.19) $31.1mm annualized NOI $ 2.8mm annualized NOI $16.3mm in Principal $5.4mm (All 6 acres in Opp. Zone) Retained Interest Retained Interest 460,000 Subsurface Acres $283.9mm 4,927,728 $315.8mm ($64.08/share) FIDELITY, ALBUQUERQUE, NM 210,067 SF WELLS FARGO, RALEIGH, NC 450,393 SF ASPEN DEVELOPMENT, ASPEN, CO 19,596 SF 24 HOUR, FALLS CHURCH, VA 46,000 SF As of October 16, 2019 (1) Golf Operations sold on 10.17.19, which included the Company originating a $2mm first mortgage loan with the buyer (1 year term)

’14 – ’18 CAGR 29% ’14 – ’18 CAGR 52% ’14 – ’18 CAGR 50% ’14 – ’18 CAGR 16% ($000’s) TRACK RECORD OF STRONG OPERATING RESULTS CONSOLIDATED TOMOKA Annual Results for 2014 –2018, YTD as of Q3 for 2019 ($000’s) Consistent Growth in Key Metrics (1) Basic Earnings per Share including from discontinued operations (2) Annual Results as of December 31 and 2019 as of 9/30/19 4 Total Revenues (3) Operating Income (3) Book Value Per Share Earnings Per Share (1) (2) (3) Prior periods adjusted to reflect reclassification of Golf Operations as a discontinued operation $30,932 $37,755 $65,885 $86,317 $86,689 $43,946 $- $20,000 $40,000 $60,000 $80,000 $100,000 2014 2015 2016 2017 2018 Q3 2019 $11,947 $20,882 $37,982 $39,256 $63,493 $34,735 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2014 2015 2016 2017 2018 Q3 2019 $21.83 $22.81 $25.97 $32.98 $38.95 $40.38 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 2014 2015 2016 2017 2018 9.30.19 $0.00 $2.00 $4.00 $6.00 $8.00 2014 2015 2016 2017 2018 Q3 2019 $1.11 $1.44 $2.86 $7.53 $6.76 $3.67

CTO Q3 UPDATE CONSOLIDATED TOMOKA Continuing to Execute Our Strategy 5 As of October 16, 2019 LAND HARVEST MULTI-TENANT TOTAL SALES PRICE: $97.3mm (5,300 acres) PRICE PER ACRE: ≈$18,000 TOTAL SALES PRICE: $2.8mm GAIN: $2.1mm ($0.33/share, net of tax) WGTD. AVG. EXIT CAP RATE: 4.5% INCOME AGGREGATE PRICE: $49.5mm (≈80,000 Square Feet) WGTD. AVG. CAP RATE: 6.32% AGGREGATE NOI: ≈$3.1mm AGGREGATE PRICE: $8.25mm WGTD. AVG. INT RATE: 11.50% (≈$0.9mm Annual Interest) REMAINING TERM: 0.8 Yrs. Income Properties Loans Q3 Results + Through October 16, 2019 Note: Golf Operations sold on 10.17.19, which included the Company originating a $2mm first mortgage loan with the buyer (1 year term)

LAND JV vs IMPLIED VALUE OF LAND

As of October 16, 2019 (unless otherwise noted)

	Cap Rate Sensitivity Applied to Income Property NOI		
	6.5%	7.0%	7.5%
Equity Market Cap (based on stock price at 10.16.19 close)	$ 313,403,501	$ 313,403,501	$ 313,403,501
Debt (1)	$ 283,900,000	$ 283,900,000	$ 283,900,000
Total Enterprise Value (TEV)	**$ 597,303,501**	**$ 597,303,501**	**$ 597,303,501**
Less: Income Properties (Value @ % cap rate on NOI)	$ (521,992,754)	$ (484,707,557)	$ (452,393,720)
Less: Commercial Loan Investments (1)	$ (16,300,000)	$ (16,300,000)	$ (16,300,000)
Less: Estimated Value for Subsurface Interests	$ (15,000,000)	$ (15,000,000)	$ (15,000,000)
Less: Cash (1) & 1031 Restricted Cash	$ (8,100,000)	$ (8,100,000)	$ (8,100,000)
Less: Value of Impact Fees & Mitigation Credits, Golf, and Other Assets (1)	$ (9,600,000)	$ (9,600,000)	$ (9,600,000)
Net TEV Attributable to 100% of Land Holdings	**$ 26,310,747**	**$ 65,961,253**	**$ 95,909,781**
Proceeds from Sale of Land JV (2)(3)	**$ 97,000,000**	**$ 97,000,000**	**$ 97,000,000**

(1) As of September 30, 2019
(2) Interest sold based on 66.5% of implied value established for 100% of the Land JV
(3) In addition to the $97 million in proceeds, which is not subject to claw back, the Company may, in the future, receive additional proceeds from the Land JV in the form of distributions under certain circumstances, based upon the timing and amount realized when the land is ultimately sold by the Land JV. There can be no assurance as to the likelihood or receiving such distributions, or the amount or timing thereof.

Favorable Monetization of Remaining Land Portfolio

CONSOLIDATED TOMOKA 6

CTO SNAPSHOT CONSOLIDATED TOMOKA Poised to Deploy ≈$100mm in 1031 Proceeds to Grow Income 52 Properties 2.3 million Sq. Ft. Retail and Office NOI $33.9 million (C) Downtown Daytona Land Assemblage Subsurface Interests >450,000 Acres % of Total Value of Asset Components As of October 16, 2019 (unless otherwise noted) 7 Income Cash Other Components of CTO’s Value Loans 2 Loans - $16.3mm Principal 11.75% Wgtd. Avg. Rate Cash $5.4mm 1031 Restricted Cash $99.7mm Note: Golf Operations sold on 10.17.19, which included the Company originating a $2mm first mortgage loan with the buyer (1 year term) 78% 2% 4% 16%

EARNINGS & PROFITS UPDATE CONSOLIDATED TOMOKA Requires Shareholder Vote 8 No Decision has been made by CTO to convert to REIT Structure Completed Steps in Evaluation Estimate accumulated historical Earnings and Profits (E&P) Prepared by “Big Four” firm Confirmed ability to distribute 80% of E&P in CTO stock New IRS Regs Other Actions Required to Convert (Est. Costs $350k - $500k) Merge C-Corp into REIT [S-4 Registration] Estimated 90-120 Days Obtain Shareholder Approval of Conversion Estimated 45-60 Days Estimated E&P as of 12/31/2017 (at Mid-Point of range) $37,500,000 Share Reduction Due to Buy Back ≈ -12.6% E&P Reduction Due to Buy Back ≈($4,700,000) Adjusted E&P Post 2018/2019 Buy Back (at Mid-Point of range) $32,800,000 Added Benefits of Buyback Program Reduced E&P

MOMENTUM MONETIZING LAND CONSOLIDATED TOMOKA (Land Sales in $000’s) Monetizing Land with Tax Deferred Strategy Annual Land Sales: 2013 –2018, YTD OCTOBER 16, 2019 9 (2) (1) (1) ACRES 11.7 99.6 114.0 707.6 1,700.9 2,697.3 (1) (1) Includes sales proceeds representing reimbursement of infrastructure costs incurred by CTO of $1.4mm, $143k, $1.5mm and $1.6mm for 2015, 2016, 2017, and 2018, respectively (2) Includes proceeds of $15.3mm from the sale of 70% interest in mitigation bank joint venture (1) $108,000 2013 – 2018 and YTD OCTOBER 16, 2019 Total Sales  $262.2mm Acres Sold  10,707 5,376.3 Closed in 2019 $2,990 $8,807 $23,946 $13,902 $47,011 $59,019 $0 $15,000 $30,000 $45,000 $60,000 $75,000 $90,000 $105,000 $120,000 2013 2014 2015 2016 2017 2018 2019

INCOME PROPERTY INVESTMENTS Converting into Income ($000’s) Total Acquisitions for 2013 – 2018, YTD 2019 Diversified Markets Higher Quality Properties Net of master tenant purchase contribution of $1.5 million for acquisition of income property in Aspen, CO in Q1 2018 Includes the investment of approximately $4.7 million for the acquisition of properties in downtown Daytona Beach, Florida in opportunity zone 8 2011 – 2018 Total Income Property Acquisitions  $470.0mm (J) As of October 16, 2019 (1)(2) $90,000 $110,000 $20,000 Closed in 2019 Guidance for Remainder of 2019 – Actual Investments Could Exceed Remaining Target (A) $39,272 $42,166 $81,734 $91,475 $79,800 $109,800 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2013 2014 2015 2016 2017 2018 YTD 2019

SINGLE-TENANT OFFICE INVESTMENT CONSOLIDATED TOMOKA Major MSA Strong Demographics 11 Single Tenant Retail 1.24 Acres 10.17 year Lease Term Built in 1999, renovated 2014 Tenant added 5,000 square feet to foot print in 2014 Located in dense corridor on Long Island, NY (20 minutes to JFK, 1 hour to NYC) Acquisition Cap Rate 6.71% Investment $7.1 Million 10+Year NNN Lease 15,500 Square Feet Acquired September 2019 Oceanside, NY

SINGLE-TENANT OFFICE INVESTMENT CONSOLIDATED TOMOKA Iconic Asset High-Quality Tenant 12 Single Tenant Retail 158 Acres 10.58 year Lease Term 2.5% Annual Rent Escalations Built in 1977 Recognized iconic entertainment venue Geographically situated to draw from Chicago and Milwaukee markets Acquisition Cap Rate 7.29% Investment $7.5 Million 10+Year NNN Lease 158 Acres Acquired August 2019 East Troy, WI

SINGLE-TENANT OFFICE INVESTMENT CONSOLIDATED TOMOKA Major MSA Strong Demographics 13 Single Tenant Office 2.98 Acres 9.9 year Lease Term Annual Rent Escalations Built in 1984, renovated 2001/2018 Subsidiary of One of Largest Defense Contractors globally Tenant completed $17 million Renovation in 2018 Close proximity to future Metro Station and Brookfield Development Acquisition Cap Rate 6.28% Investment $18.6 Million 9+Year NNN Lease 64,319 Square Feet Acquired July 2019 Reston, VA

SINGLE-TENANT GROUND LEASE INVESTMENT CONSOLIDATED TOMOKA High Growth Market Strong Demographics 14 Single Tenant Ground Lease 93 Rooms 5.28 Acres 99 year Lease Term Annual Rent Escalations Percentage Rent based on NOI hurdle Built in 1949/2018 Discount to replacement cost Acquisition Cap Rate 5.75% Investment $16.3 Million 99 Year Ground Lease Boutique Hotel Acquired July 2019 Austin, TX

PORTFOLIO HIGHLIGHTS CONSOLIDATED TOMOKA Stronger Markets Stronger Credits 15 (% = as a % of Total NOI) As of October 16, 2019 Total Square Feet (2) Investment Grade Tenants (H) ≈2.3 45% States 17 Total Properties Annualized NOI (1) (C) 52 $33.9 Single Tenants >10% of NOI (C) 2 Geographic Diversity (1) $ in millions (2) Square feet in millions Florida 25% North Carolina 14% Texas 11% New Mexico 10% Oregon 9% Virginia 8% Georgia 4% Colorado 4% Arizona 3% All Other States 11%

PORTFOLIO HIGHLIGHTS As of October 16, 2019 CONSOLIDATED TOMOKA Portfolio now > 90% Single-Tenant 16 Portfolio Mix Annual NOI (C) ≈$33.9mm Wgtd. Avg. Lease Term 11.0 yrs. (1) 17 States Square Feet ≈2.3mm High Quality & Diversified Portfolio (% = as a % of Total NOI) (1) Weighted average for Single-Tenant portfolio only is 11.8 years 42% 55% 3% Office Retail Hotel 92% 8% Single-Tenant Multi-Tenant

TOP TENANTS VERSUS PEERS CONSOLIDATED TOMOKA Which Would You Rather Own? 17 CTO info as of October 16, 2019 and Discount to NAV based on B Reilly FBR NAV as of July, 2019; CTO Avg. Lease Term is STNL properties only BLUE Letters denote S&P Investment Grade ratings % per tenant is as % of NOI for CTO, as of October 16, 2019, % of Base Rent (for ADC, VEREIT, NNN, O, EPRT), Rent + Interest for STOR - as of June 30, 2019 Source for Peers: Janney Montgomery Scott LLC and BMO as of October 11, 2019 BBB 3.4% BBB- 3.2% BBB 3.0% BBB 2.6% B- 5.4% 8.6 40% 65%/35%/0% Premium 8% Stock Price vs NAV(1)(4) Avg. Lease Term (1)(4) Leverage Level (1) (4) Retail/Office/Other (4) 14.0 28% 83%/17%/0% Premium 36% B+ 2.4% NR 1.7% NR 1.6% NR 2.7% 10.1 19% 100%/0%/0% Premium 45% BBB 5.9% AA 3.6% BBB 4.6% NR 3.4% A+ 3.3% 11.8 30% 55%/42%/3% Discount -28% BB+ 5.5% NR 4.0% NR 4.2% AG Hill A 18.0% BBB 6.1% AA- 5.4% BBB 4.0% BBB 4.7% B+ 3.6% 9.2 22% 82%/16%/2% Premium 49% NR 3.9% NR 3.3% NR 3.2% B- 3.6% NR 4.5% 14.5 20% 100%/0%/0% Premium 39% AA- 5.3% B- 4.4% NR 3.9% B 3.6% B+ 4.4% 11.4 27% 100%/0%/0% Premium 30% NR 10.4% NR 2.2%

HOW CTO’S PORTFOLIO STACKS UP CONSOLIDATED TOMOKA Stronger Demographics = Better Markets & Long-Term Real Estate 18 Three Mile Population(1)(3) Implied Cap Rate(2) 3-Mile Avg. Household Income(1)(3) CTO info as of Q3 2019 Peer implied cap rates info from Janney Montgomery Scott LLC as of October 11, 2019 Peer Demographic Info: B. Riley FBR as of 2018 Another Perspective on the Quality of CTO’s Portfolio (vs. Peers) 84,575 58,917 55,798 50,932 52,430 63,800 0 20,000 40,000 60,000 80,000 100,000 CTO NNN O ADC VER STOR $88,640 $76,293 $74,990 $70,831 $71,257 $72,042 $0 $20,000 $40,000 $60,000 $80,000 $100,000 CTO NNN O ADC VER STOR 4.9% 4.6% 4.2% 5.1% 6.4% 5.7% 0.0% 5.0% 10.0% CTO EPRT O ADC NNN VER STOR

COMMERCIAL LOAN INVESTMENTS CONSOLIDATED TOMOKA Short Duration High Risk Adjusted Yields High Growth Markets 19 $8.0mm Loan Type: First Mortgage Loan - Secured Security: 72 +/- acre land parcel Location: Orlando, FL Rate: 12% Fixed Fees (Origination/Exit): 2.0%/0.50% Maturity: June 2020 Max Maturity: June 2022 $8.25mm Loan Type: Leasehold First Mortgage Loan - Secured Security: 93-key Boutique Hotel Location: Austin, TX Rate: 11.5% Fixed Fees (Origination/Exit): 1.0%/0.75% Maturity: July 2020 Max Maturity: July 2020 ORLANDO INDUSTRIAL LAND

LIQUIDITY & LEVERAGE CONSOLIDATED TOMOKA Net Debt to TEV ≈ 30% Fixed Rate Debt ≈ 45% Unsecured Debt ≈ 81% Weighted Average Rate = 4.00% Average Duration 3.8 years As of October 16, 2019 (unless otherwise noted) Debt Schedule (E) ($ in millions) Liquidity Position ($ in 000’s) Total Commitment of Credit Facility = $200 million Amount Outstanding at face value for Convertible Notes Stated rate = 30-Day LIBOR plus 135-195 bps Maturity includes first 10 years I/O Variable Rate Mortgage Loan fixed with Interest Rate Swap and Principal Amortization beginning during Q3 2018 Amount Outstanding Rate Maturity in Years Credit Facility (1) (3) $154.85 3.83% 3.7 Convertible Notes (2) $75.00 4.50% 0.5 CMBS Loan (4) $30.00 4.33% 15.1 Mortgage Loan (5) $24.06 3.17% 1.5 Totals/Average $283.91 4.00% 3.8 Liquidity & Flexibility Attractive Rates Largely Unsecured 20 $- $60,000 $120,000 $180,000 $5,412 $99,700 $45,155 Available Credit Capacity 1031 Restricted Cash Cash

RETURNING CAPITAL to SHAREHOLDERS (B)(D) CONSOLIDATED TOMOKA Annual Investments From 2013 Through 2018, and YTD as of 10/16/19 Consistent Approach Accretive to NAV 21 Share Buybacks(B)(D) Includes repurchase of 320,741 shares on 4/10/19 from CTO’s largest shareholder, which was completed outside of the $10 million buyback program approved in January 2019 Shares Purchased $ Repurchased ($ in millions) % of CTO Shares outstanding 0.00% 0.44% 2.05% 2.60% 2.32% 2.89% (1) 9.13% Aggregate Invested in Buyback $63 million Aggregate Shares 1,147,734 Aggregate Avg. Price/Share $55.28 % of Shares Outstanding Repurchased Since 2013 ≈20% $ - $0.9 $6.5 $7.4 $7.2 $9.8 $31.1 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 $- $10.0 $20.0 $30.0 $40.0 2013 2014 2015 2016 2017 2018 2019

RETURNING CAPITAL to SHAREHOLDERS CONSOLIDATED TOMOKA 2012 Through 2019 Disciplined Approach to Returning Capital 22 INCREASING DIVIDEND + PAID QUARTERLY Dividends(G) Cumulative % increase in Dividend 50% 75% 100% 200% 350% 575% Note: Based on Q4 2019 dividend of $0.13 per share approved 10.16.19 CAGR: 38% 900% $0.44 $0.13 Paid in 2019 Q4 Dividend (G) $0.04 $0.06 $0.07 $0.08 $0.12 $0.18 $0.27 $0.31 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 2012 2013 2014 2015 2016 2017 2018 2019

2019 GUIDANCE CONSOLIDATED TOMOKA Monetizing Land Growing Free Cash Flow Recycling Capital 23 FY2019 Guidance YTD Q3 2019 Actual Earnings Per Share (Basic) (1) $6.75 - $7.50 $0.60 Incremental EPS (Basic) From Dispositions (1) $2.25 - $2.75 $3.07 Acquisition of Income-Producing Assets $80mm - $120mm $90mm Target Investment Yield (Initial Yield – Unlevered) 5.75% - 7.25% 6.45% Disposition of Income Properties $50mm - $100 mm $83mm Target Disposition Yield 7.50% - 8.50% 6.13% Land Transactions (Sales Value) (2) $50mm - $70mm $108.1mm Leverage Target (as % of Total Enterprise Value) (2)(3) < 40% of TEV 30% Incremental EPS from Dispositions not included in EPS Guidance As of October 16, 2019 Leverage as a percentage of Total Enterprise Value net of cash and 1031 restricted cash was approximately 46% as of September 30, 2019.

CTO SHAREHOLDER BASE CONSOLIDATED TOMOKA No Shareholder Owns > 7% of CTO’s Outstanding Shares As of September 30, 2019 24 BlackRock Fund Advisors 6.9% Dimensional Fund Advisors LP 6.3% The Vanguard Group, Inc. 5.1% Carlson Capital 4.6% V3 Capital Management 5.1% Magnetar Financial 3.3% Boston Partners Global Investors 2.8% Intrepid Capital Management, Inc. 2.4% Northern Trust Corp 1.6% 2.1% 1.4% Grace & White, Inc. 2.8% Chilton Capital Management 1.5% Brown Advisory Inc. 1.4% State Street Corp Geode Capital Management LLC Source: Bloomberg 1.3% Fidelity Investments Russell Investments 5.3%

CONSOLIDATED TOMOKA 25 APPENDIX

✓ Lease contains rent escalations

APPENDIX As of October 16, 2019

Tenant/Building		S&P Credit Rating	Location	Property Type	Rentable Square Feet	Remaining Lease Term	% of NOI	(C)
Fidelity		BBB	Albuquerque, NM	Office	210,067	9.1	10.1%	✓
Wells Fargo		A+	Hillsboro, OR	Office	211,863	6.2	9.3%	
Wells Fargo		A+	Raleigh, NC	Office	450,393	5.0	8.2%	✓
Hilton Grand Vacations	(1)	BB+	Orlando, FL	Office	133,914	7.1	5.3%	✓
24 Hour Fitness		B	Falls Church, VA	Retail	46,000	8.2	4.1%	✓
AG Hill		N/A	Aspen, CO	Retail	19,596	18.3	3.8%	✓
General Dynamic Information Technology		A+	Reston, VA	Retail	64,319	9.6	3.4%	✓
Carpenter Hotel Ground Lease		N/A	Austin, TX	Retail	N/A	98.7	2.8%	✓
Lowe's		BBB+	Katy, TX	Retail	131,644	7.3	2.7%	
LA Fitness		B+	Brandon, FL	Retail	45,000	12.5	2.5%	✓
Harris Teeter		BBB	Charlotte, NC	Retail	45,089	8.5	2.1%	✓
Landshark Bar & Grill		N/A	Daytona Beach, FL	Retail	6,264	13.3	2.1%	
CVS		BBB	Dallas, TX	Retail	10,340	22.3	2.0%	
At Home		B+	Raleigh, NC	Retail	116,334	9.9	1.9%	✓
Reno Riverside		BB	Reno, NV	Retail	52,474	4.8	1.9%	
Container Store		B	Phoenix, AZ	Retail	23,329	10.4	1.9%	✓
Rite Aid		B	Renton, WA	Retail	16,280	6.8	1.6%	✓
Alpine Valley Music Theatre		BB-	East Troy, WI	Retail	N/A	10.5	1.6%	✓
Hobby Lobby		N/A	Winston-Salem, NC	Retail	55,000	10.5	1.5%	✓
Party City		B+	Oceanside, NY	Retail	15,500	10.1	1.4%	
Dick's Sporting Goods		N/A	McDonough, GA	Retail	46,315	4.3	1.4%	
Jo-Ann Fabric		B	Saugus, MA	Retail	22,500	9.3	1.3%	✓
Best Buy		BBB	McDonough, GA	Retail	30,038	6.3	0.9%	✓
Big Lots		BBB-	Germantown	Retail	25,589	4.3	1.1%	✓

(1) Two properties

Single-Tenant Portfolio

CONSOLIDATED TOMOKA 26

✓ Lease contains rent escalations

APPENDIX As of October 16, 2019

Tenant/Building	S&P Credit Rating	Location	Property Type	Rentable Square Feet	Remaining Lease Term	% of NOI	(C)
Big Lots	BBB-	Glendale, AZ	Retail	34,512	3.3	1.1%	
Walgreens	BBB	Birmingham, AL	Retail	14,516	9.5	1.1%	
Walgreens	BBB	Alpharetta, GA	Retail	15,120	6.0	1.1%	
Crabby's Oceanside	N/A	Daytona Beach, FL	Retail	5,780	10.0	0.8%	
Chuys	N/A	Jacksonville, FL	Retail	7,950	12.9	1.0%	✓
Wawa	N/A	Jacksonville, FL	Retail	6,267	18.2	1.0%	✓
Walgreens	BBB	Clermont, FL	Retail	13,650	9.5	1.0%	
Firebirds	N/A	Jacksonville, FL	Retail	6,948	8.0	0.9%	✓
Bank of America	A+	Monterey, CA	Retail	32,692	1.1	0.9%	
Staples	B+	Sarasota, FL	Retail	18,120	2.3	0.9%	✓
Outback	BB	Charlottesville, VA	Retail	7,216	12.0	0.9%	✓
Walgreens	BBB	Albany, GA	Retail	14,770	13.3	0.8%	✓
Chase	A+	Jacksonville, FL	Retail	3,614	18.0	0.8%	
Outback	BB	Charlotte, NC	Retail	6,297	12.0	0.6%	✓
Outback	BB	Austin, TX	Retail	6,176	12.0	0.6%	✓
Cheddars	BBB	Jacksonville, FL	Retail	8,146	8.0	0.5%	✓
Scrubbles	N/A	Jacksonville, FL	Retail	4,512	18.0	0.5%	✓
Carrabas	BB	Austin, TX	Retail	6,528	12.0	0.5%	✓
Family Dollar	BBB-	Lynn, MA	Retail	9,228	4.5	0.5%	✓
Moes	N/A	Jacksonville, FL	Retail	3,111	18.1	0.5%	
PDQ	N/A	Jacksonville, FL	Retail	3,366	7.8	0.5%	✓
Macaroni Grill	N/A	Arlington, TX	Retail	8,123	14.2	0.4%	✓
Wawa	STNL	Retail	Retail	Under Development			
Total Single Tenant				**2,014,490**	**11.8**	**91.6%**	

Single-Tenant Portfolio

CONSOLIDATED TOMOKA 27

CONSOLIDATED TOMOKA Multi-Tenant Portfolio APPENDIX 28 (C) As of October 16, 2019 (C) Lease contains rent escalations Tenant/Building S&P Credit Rating Location Property Type Rentable Square Feet Remaining Lease Term % of NOI 245 Riverside Ave N/A Jacksonville, FL Office 136,856 2.6 6.3% Westcliff Shopping Center N/A Ft. Worth, TX Retail 136,185 3.4 1.5% Fuzzy's/World of Beer N/A Brandon, FL Retail 6,715 5.1 0.5% 7-Eleven / Vacant N/A Dallas, TX Retail 4,685 3.8 0.3% Total - Multi-Tenant 284,441 2.9 8.6% (C) Tenant/Building S&P Credit Rating Location Property Type Rentable Square Feet Remaining Lease Term % of NOI 245 Riverside Ave N/A Jacksonville, FL Office 136,856 2.5 6.2% Westcliff Shopping Center N/A Ft. Worth, TX Retail 136,185 3.4 1.5% Fuzzy's/World of Beer N/A Brandon, FL Retail 6,715 5.0 0.4% 7-Eleven / Vacant N/A Dallas, TX Retail 4,685 3.8 0.3% Total - Multi-Tenant 284,441 2.9 8.4%

END NOTES CONSOLIDATED TOMOKA 29 End Notes references utilized in this presentation There can be no assurances regarding the value ultimately received for the Company’s assets, or in the case of the transactions under contract, the likelihood that such transactions will close or the timing or final terms thereof. Certain transactions require the Company to incur the cost to provide mitigation credits necessary for applicable regulatory permits for the buyer. There can be no assurances regarding the likelihood or timing of future execution of the Company’s share repurchase program. Net operating income (“NOI”) relates to our Income Property Operations segment and is calculated based on our current portfolio as of October 16, 2019 reflecting: (i) expected estimated annualized rents and costs as of and for the twelve months ending September 30, 2019; (ii) excluding non-cash items including straight-line rent and amortization of lease intangibles and depreciation; plus (iii) annual revenue from billboard leases. As of the date of this presentation, the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases. Debt amount includes the face value of the Convertible Notes as of September 30, 2019. There can be no assurance that the cap rate range is the proper range for the Company’s portfolio of income properties or that such cap rate range would equate to an appropriate valuation range that the Company might achieve should the income property portfolio be sold as a portfolio, individually, or as part of more than one smaller portfolios comprising the entirety of the Company’s portfolio. Dividends are set by the Board of Directors and declared on a quarterly basis, there can be no assurances as to the likelihood or amount of dividends in the future. Investment grade tenants are defined as tenants with a credit rating of BBB- or higher from the S&P rating agency and is based on our annualized rental revenue that is generated from income properties leased to investment grade tenants, including properties leased to subsidiaries of investment grade companies. There can be no assurances regarding the likelihood of achieving the potential net operating cash flow. There can be no assurances regarding the amount of our total investments or the timing of such investments.

NYSE American: CTO 3rd QUARTER 2019 INVESTOR PRESENTATION A BELLWETHER MOMENT 1140 N. Williamson Boulevard, Suite 140 Daytona Beach, FL 32114 P: 386.274.2202 Info@ctlc.com www.ctlc.com For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address noted, or at www.ctlc.com. Contact Us Investor Relations: Mark E. Patten P: 386.944.5643 mpatten@ctlc.com Celebrating 50 Years as a Public Company – Closing Bell Ceremony at the NYSE